TEXTMUNICATION

Executive Summary

Safe Harbor Statement

This presentation may contain forward-looking statements, the achievement or success of which involves risks, uncertainties, and assumptions. If any such risks or uncertainties materialize or if any of the assumptions proves incorrect, the results of Textmunication, Inc. could differ materially from the results expressed or implied by the forward-looking statements we make.

The risks and uncertainties referred to above include – but are not limited to – risks associated with possible fluctuations in our financial and operating results; our rate of growth and anticipated revenue run rate, including our ability to convert deferred revenue and unbilled deferred revenue into revenue and, as appropriate, cash flow, and our ability to grow, successful customer deployment and utilization of our existing and future services; changes in our sales cycle; competition; various financial aspects of our subscription model; our ability to realize benefits from strategic partnerships; unique aspects of entering or expanding in international markets; our ability to hire, retain and motivate employees and manage our growth; changes in our customer base; technological developments; regulatory developments; litigation related to intellectual property and other matters, and any related claims, negotiations and settlements; factors affecting our outstanding convertible notes and credit facility; fluctuations in the number of shares we have outstanding and the price of such shares.

Any unreleased services or features referenced in this or other presentations, press releases or public statements are not currently available and may not be delivered on time or at all. Customers who purchase our services should make their purchase decisions based upon features that are currently available.

Company Organization

CEO
Wais Asefi
20+ years in start-up Business Management

CTO
Rajeev Varshneya
30+ years in Enterprise software and Big-Data and Analytics , including SVP at Phillips Electronics

COO
David Thielen
30+ years as a Corporate Operational Executive

VP of Sales & Marketing
Nick Miniello
12+ years in Sales & Marketing Management

Company Overview

RCS – the next generation of texting

- A Cloud based, Enterprise class, Communications Platform as a Service (CPaaS) backbone
- Proven Solution used by 1000+ businesses in Health/Fitness, Hospitality and Entertainment industries
- Partnerships with 8 industry leaders in Health Club Management vertical
- A very experienced and accomplished Advisory Board
- Founded in 2009, HQ in SF Bay area - Pleasant Hill, CA
- Publicly traded on OTCQB, listed as TXHD



7:00
Walgreens
Please reply with your zip code.
33487
Google
1 Walgreens
2 Walgreens
3 Walgreens
2. Walgreens, 3900 N Federal Hwy
Alright! Your product is in stock and avaliable for purchase at 3900 N Federal Hwy.
Open in Maps
Type a message
7:00
Virgin Trains
28/02/2017
PLATFORM 6
EUS
CRE
LONDON EUSTON
CREWE
TICKET TYPE
Advance Single
ROUTE
VirginWestCoast
RAILCARD
16-25
SEAT
Coach E, 34
VALID AT
16:40
ADULT/CHILD
ADULT
TT5W8TCWWQ6
View station map
Get BEAM
Type a message

Share Structure

TXHD

- Authorized Shares – 100,000,000
- Outstanding Shares – 12,879,452
- Restricted Shares – 6,959,086
- Unrestricted Shares – 5,920,366
- Market Cap – $1,906,159
- Private Placement:

  M&A, transitional debt & working capital


BEARN
earn while you burn!
TM
Members can **use Bearn to earn real money** and apply it directly to membership dues or trainer fees.
Bearn can be a tool to sell new members **"join now and earn your way to a free membership!"**
Bearn can use its 3D body scan and biometrics done from the users mobile to **encourage** and **engage personal training consults.**
Bearn and Textmunication work hand-in-hand to **motivate and engage new members** as well as **reduce churn.**
Bearn and Textmunication communicate using **advanced segmentation and messaging** paired to **incentive based rewards** that **drive member action.**
11:07 AM
Dashboard
EARNED
$4.83
$19.83 LIFETIME
39577
STEPS
483
CALORIES
THIS WEEK
LAST WEEK
Today
$0.36
36 Cal
SUN MON TUE WED THU FRI SAT

Motivate the world to become fit and healthy.

BEARN
earn while you burn!

New Opportunity

Building a Strong National Brand in the High Growth Cannabis Industry

Textmunication is building a pure play Cannabis holding company

- Textmunication Smart Automated Messaging (SAM) platform will become a communication portal for consumers, vendors and retail.
- Through acquisition and incubation Textmunication Holdings will be building a seed-to-sale, vertically-integrated company centered around a value-added, wellness lifestyle brand.
- The holding company is assembling the highest quality cultivation, innovation, technology, product development, retail and supply chain resources to manage and optimize financial performance and assure quality control.
- The holding company's cornerstone and first acquisition target will launch a luxury cannabis-based lifestyle wellness product family in early 2020.
- Public Company; Listed on OTCQB with possible upgrade to OTCQX, NYSE or NASDAQ in the future. New company name and ticker symbol to reflect company focus shortly after we announce first acquisition.

Potential Acquisitions Under Consideration Dedicated to a Singular Focus

- Cultivators, Manufacturers, Distributors, Brands, Bioscience and Technology Companies.
- Retail including Social Lounges.

Leadership

- Build a strong leadership team with strong cannabis, business and marketing expertise. Add new BOD and new members to our advisory team with deep cannabis experience.

TEXTMUNICATION → Premium Cannabis Holding Company

VISION

Embed Cannabis into the 4.2 Trillion Dollar Wellness Market

A seed-to-sale vertically-integrated company built around a singular idea.



BY THE NUMBERS

Our first acquisition target will be launching its initial products in California.

The sales value of legal recreational marijuana in California is expected to reach 6.59 billion U.S. dollars by 2025.

Between 2017 and 2018, the market for legal marijuana in California grew by 50 percent to 5.6 billion U.S. dollars.



DE-MYSTIFY CANNABIS

Lifestyle & Wellness, together at last.

Our target customer

- Mindful adult consumers
- Prefer natural, high quality products
- Make educated personal choices

Vertical Integration


TECHNOLOGY
DISTRIBUTION
BRANDS
SYSTEM
PRODUCT DEVELOPMENT
MANUFACTURING

Targeted cultivation, manufacturing, distribution & retail. Vertical integration and complimentary acquisitions allow the Holding Company and its brands to be nimble and self-reliant. Driving an innovative integrated strategy with a focus on creative market share and financial discipline.

Sales

Products, technology and marketing tools will work in concert across these three sales channels and all will include our customer feedback loop ensuring transparent and direct dialogue with our customers.

Third-Party Sales

Using in-house or partner sales and distribution teams we'll build solid ongoing retail partnerships.

Owned Retail Outlets

Reimagining cannabis and wellness education and shopping experiences is high on our priority list. Owning, designing and operating our own environments is paramount to us and allows us to be industry leaders in this space

Direct to Consumer

We will ultimately offer B2C direct sales starting in California and moving to a national stage with non-THC and full THC offerings as legislation allows. Our digital systems will make this seamless.



Product development

A state-of-the-art Innovation Lab

FORMULATIONS & PRODUCT DEV

- Ability to identify and test whole plant and extracted material for both compliance and confirmation of base ingredients
- Ability to fully isolate & extract base components to use in formulations from cannabis and other medicinal plants at scale
- Genetics & ChemoVar experimentation

TECHNOLOGY & IP

- Product development, technology & design, ie dose and temp control, smartphone integration, and greater supply chain management control.
- Proprietary CR design
- Database of plant technology & formulations
- Scalable consumer App/Platform
- Marketing systems and consumer communities

ENVIRONMENTALLY SOUND SOLUTIONS

- R&D into market best practices
- Identify gaps in the market
- Innovate and lead where gaps or holes are found
- Provide IP solutions at scale strategically like recycling programs and environmental partnership models



Manufacturing

Cultivation, extraction manufacturing to support our brands, national expansion, experience targets, operating margins and qualitative standards.

Technology

Data driven models, beta testing systems and external-facing platforms with robust consumer feedback loops.


Lola LaCroix
Level
Goals
Favorites
Suggested
View All
Bev - SLEEP
The subtle flavors of lavender and bergamot to help ease you into night.
CBD, CBN, THC with Chamomile and Valerian.
View
Drift Sleep Dream
Learn
Buy
Relaxation
Comfort
Calm
Focus
Energy
Lola LaCroix
Premium
"Like a warm blanket on a cold night"
Relaxation

BRAND DEVELOPMENT

The Holding Company an ecosystem of companies, investments and research that support our vision. It is part accelerator/incubator that allows us to identify innovation in the space — test, take risks and experiment. It is also part integrator. Using the System as our lens, we find entrepreneurial companies that support, stretch and solidify our ethos. Some brands may not live in the entirety of the System, but as we identify areas of opportunity and growth, we leverage emerging brands and innovators to bolster our greater vision.

MARKET ANTHROPOLOGY

Trend Identification

We study the broader landscape of consumer lifestyles and their relationship to Wellness. We identify emerging macro and micro trends in consumer culture. This may include psychographics and attitudes, ingredients or behaviors.

Entrepreneurial Companies

We then seek out innovation, brands or companies, poised for disruption, who are uniquely manifesting the trends we see in the market. We track them, follow their evolution and make strategic investments that support the overall vision and trajectory of the ecosystem.

INVESTMENT

Proof of Concept

Once we identify the companies or innovators that meet our criteria, we can make indirect/direct investments and acquisitions in the companies or their innovations, IP or patents. We determine where they fit into the ecosystem. This can manifest as a solution for an existing company/brand or it may serve to fill a gap in our System, while simultaneously diversifying our portfolio.

Acceleration and Acquisition

The companies/brands are accelerated by the expertise and resources within our ecosystem, portfolio and management team. We help build upthe brands that are market ready or merge them with another brand to further growth. We cross-collateralize where possible, and eliminate redundancies. We then allow them to either flourish in the marketplace, find an exit or sale.

Our Products

What sets us apart

From medicinal to recreational and enhanced with nutraceuticals and other medicinal herbs, our goal is to offer a full range of targeted experiences across a complete family of innovative cannabis products.

Most companies are still using old conventions like Indica/Sativa/Hybrid to describe their products, or branding their products with strain names that are popular but meaningless to most consumers. Few are formulating and branding to experience and those that do are limited in scope and offer little insight into their formulas or philosophies.

We are different.

Our entire approach is comprehensive, transparent and rooted in the latest plant science available. Our customers will always know how to consistently calibrate their experiences with our products.


HEALTH & WELLNESS
SOCIAL
MEDICINAL & THERAPEUTIC
CANNABIS & ADAPTOGENS
PRE-ROLL
EDIBLES
VAPES
BEVERAGES
FLOWER
TEAS
TOPICALS


THANK YOU!
Textmunication Holdings, Inc.